                            SCHEDULE 14A INFORMATION
                 REVOCATION STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement (Revocation of Consent Statement) / / Confidential, for Use of the Commission Only (as permitted by
     Rule 14s-6(e)(2))
/ / Definitive Proxy Statement (Revocation of Consent Statement) /x/ Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            WASHINGTON MUTUAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14s-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transactions:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            Washington Mutual, Inc.

                          [LOGO]  Merger With  [LOGO]

                      Great Western Financial Corporation

                          HIGH GROWTH CONSUMER BANKING

                                  May 22, 1997

FORWARD-LOOKING INFORMATION
--------------------------------------------------------------------------------

This presentation contains estimates of future operating results for 1997, 1998 and 1999 for both Washington Mutual, Inc. and Great Western Financial Corporation on a stand-alone and pro forma combined basis, as well as estimates of financial condition, operating efficiencies and revenue creation on a combined basis. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in WAMU's Current Report on Form 8-K dated March 6, 1997, and its Registration Statement on Form S-4, Registration No. 333-23221, as filed with the Securities and Exchange Commission, to which reference is hereby made.

--------------------------------------------------------------------------------
[LOGO] Washington Mutual                    2               GREAT WESTERN [LOGO]

--------------------------------------------------------------------------------

                                  OVERVIEW OF

                               WASHINGTON MUTUAL

--------------------------------------------------------------------------------

[LOGO] WASHINGTON MUTUAL               3                   GREAT WESTERN [LOGO]

WAMU PROFILE
--------------------------------------------------------------------------------

Mission                 - To Be the Premier Financial Services Organization in
                          the Western United States

Business Lines          - Consumer Banking
                        - Small- to Mid-Size Commercial Banking
                        - Annuities
                        - Securities and Insurance Brokerage

--------------------------------------------------------------------------------
Washington Mutual [LOGO]                                    GREAT WESTERN [LOGO]

KEY STRATEGIES
--------------------------------------------------------------------------------

- Expand Consumer and Commercial Banking Franchises through Internal Growth and Acquisitions

- Maintain a High Quality Balance Sheet

- Improve Operating Efficiency

- Limit Sensitivity to Interest Rate Movements

- Achieve Financial Targets

  - ROCE: >18%                  NPA/Total Assets: <1.00%
  - EPS Growth: 15%             One-Year Gap: >(10%)
  - Efficiency Ratio: <50%      Common Equity/Assets: >5%

--------------------------------------------------------------------------------
Washington Mutual [LOGO]               5                    GREAT WESTERN [LOGO]

EVOLUTION OF A
SUPER-REGIONAL FRANCHISE

-------------------------------------------------------------------------------



                       [MAP OF THE WESTERN UNITED STATES]

                                    1987(a)

                        Assets                 $5.7B
                        Loans                   3.0B
                        Deposits                3.5B
                        Equity                211.9mm
                        Stock Price             6.28
                        Market Capitalization 390.0mm


                       [MAP OF THE WESTERN UNITED STATES]


                                   1997: Q1

                        Assets                $46.1B
                        Loans                  32.2B
                        Deposits               24.3B
                        Equity                  2.4B
                        Stock Price            48.31
                        Market Capitalization   5.7B

(a) As of and for the latest twelve months ended 12/31/87.

-------------------------------------------------------------------------------
[LOGO]  Washington Mutual                                 GREAT WESTERN [LOGO]

STOCK MARKET OUTPERFORMANCE
-------------------------------------------------------------------------------
4/1/90 - 12/31/96 COMPARATIVE RETURN(a)

                                  [BAR GRAPH]

                              WAMU ......... 34.0%
                              NOB .......... 28.5%
                              CCI .......... 28.4%
                              WFC .......... 26.2%
                              BAC .......... 24.5%
                              KEY .......... 23.8%
                              USBC ......... 21.5%
                              NB ........... 18.8%
                              ONE .......... 18.6%
                              S&P .......... 15.5%
                              AHM .......... 14.7%
                              GWF .......... 14.2%
                              GDW .......... 14.0%
                              WFSL ......... 13.9%

Source: Bloomberg.
(a) Total return assumes reinvestment of dividends.
-------------------------------------------------------------------------------
[LOGO] Washington Mutual                7                  GREAT WESTERN [LOGO]

HISTORY OF STRONG EARNINGS AND
DIVIDEND GROWTH(a)
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

                        CORE EPS(b)        DIVIDENDS PER SHARE
                     (CAGR: 16.5%(c))        (CAGR: 28.5%(c))
                           WAMU                    WAMU
1992                       $1.84                   $0.33
1993                       $2.30                   $0.50
1994                       $2.62                   $0.70
1995                       $2.76                   $0.77
1996                       $3.39                   $0.90
96:Q1                      $0.76                   $0.21
                                +21%                    +19%
97:Q1                      $0.92                   $0.25


(a) Reflects numbers as originally reported (prior to restatement for pooling transactions).

(b) Adjusted to exclude gains on sales, restructuring charges, the SAIF recapitalization charge, one-time asset write-offs and preferred dividends.

(c) For years 1992 through 1996.
-------------------------------------------------------------------------------
[LOGO] Washington Mutual                 8                 GREAT WESTERN [LOGO]

1997: Q1 UPDATE
--------------------------------------------------------------------------------

($ in millions, except share data)
                                                                    Percentage
                                        1996:Q1         1997:Q1       Change
                                        -------         -------     ----------
Net Income                              $ 88.8          $114.1         +28%
Earnings per Share                         0.74            0.93        +26%
Net Interest Income                      287.0           317.0         +10%
Non Interest Income                       57.0            75.4         +32%
Depositor Fees                            22.5            28.6         +27%

Return on Average Common Equity           14.2%           19.4%         --
Return on Average Assets                   0.85%           1.01%        --
Efficiency Ratio                          52.6%           49.1%         --
Net Interest Spread                        2.75%           2.77%        --

--------------------------------------------------------------------------------
Washington Mutual [LOGO]                                    GREAT WESTERN [LOGO]

--------------------------------------------------------------------------------

($ in millions)                                                      Percentage
                                        1996:Q1         1997:Q1        Change
                                        -------         -------      ----------
Average Assets                          $41,573         $45,025          +8%
Average Loans                            24,719          31,086         +26%
Average Investments                      14,910          12,035         (19%)

Loan Originations:
  Total                                 $2,993          $3,462          +16%
  Higher Margin Loan Products(a)           731           1,057          +45%
  Consumer                                 274             370          +35%
  Commercial                                37             148         +302%
Non Single-family/Total Originations       24%             31%           --

NPAs                                      $330            $335           +2%
NPAs/Assets                              0.78%           0.73%           --
Reserves/(NPAs less REO)                  108%            153%           --

(a) Includes construction, multi-family, commercial real estate, consumer and commercial
--------------------------------------------------------------------------------
Washington Mutual [LOGO]                                    GREAT WESTERN [LOGO]

--------------------------------------------------------------------------------
                                                                     Percentage
                                          1996:Q4       1997:Q1        Change
                                          -------       -------      ----------
Net New Checking Accounts Opened:
  WMB and WMBfsb                           31,520        34,358           +9%
  American Savings                          6,063        31,315         +416%
                                          -------       -------      ----------
    Total                                  37,583        65,673          +75%
Retail Checking Accounts:
  WMB and WMBfsb                          608,365       651,474           +7%
  American Savings                        237,617       268,932          +13%
                                          -------       -------
    Total Retail Checking Accounts        845,982       920,406           +9%

Households Served (2/28/97) (000s)          1,423         1,500           +5%
Transaction(a)/Total Deposits                 40%           42%            -

(a) Includes checking, savings and money market deposits
--------------------------------------------------------------------------------
Washington Mutual [LOGO]                                    GREAT WESTERN [LOGO]

FRANCHISE POTENTIAL OF AMERICAN
------------------------------------------------------------------------------
($ in millions; accounts in thousands)

                                  [BAR GRAPH]

                            Retail Checking Accounts
                              (CAGRs: 22.6%, 6.3%)(a)

                                      WAMU    WAMU & American
                                      ----    --------------
                          1994        394          581
                          1995        489          721
                          1996        608          846
                          97:Q1       651          920


                                  [BAR GRAPH]

                              Depositor Fee Income
                              (CAGRs: 52.4%, 10.3%)(a)


                                      WAMU    WAMU & American
                                      ----    --------------
                          1994        $29          $ 45
                          1995        $58          $ 79
                          1996        $79          $103

                          96:Q1       $17          $ 22
                                                        +27.3%
                          97:Q1       $23          $ 29

(a) For the three-year period from year-end 1993 to year-end 1996
-------------------------------------------------------------------------------
[LOGO] Washington Mutual               12                  GREAT WESTERN [LOGO]

WAMU'S IMPROVING INTEREST RATE SENSITIVITY
================================================================================

                                PERCENTAGE OF TOTAL
                                ASSETS REPRICING IN             1-YEAR
                                      ONE YEAR                   GAP
                                -------------------             ------
        1994                            46%                      -14.3%
        1995                            53%                      -14.4%
        1996                            73%                      - 3.6%
        3/31/97                         75%                      - 0.8%
        Combined 3/31/97(a)             80%                        2.93%

----------
(A) Combined percentage for WAMU and GWF.





================================================================================
[LOGO] Washington Mutual                                    GREAT WESTERN [LOGO]

-----------------------------------------------------------------------------









                             GREAT WESTERN MERGER:

                                    OVERVIEW





-----------------------------------------------------------------------------

Washington Mutual [LOGO]                                  GREAT WESTERN [LOGO]

TRANSACTION SUMMARY
--------------------------------------------------------------------------------
        Fixed Exchange Ratio:           0.9x

        Implied Value Per GWF Share:    $47.93(a)

        Caps/Collars:                   None

        Consideration:                  100% common stock

        Accounting/Tax Treatment:       Pooling of interests/Tax-free exchange

        Assumed Closing:                3rd Quarter 1997

        Board Composition:              Four GWF Directors to join WAMU Board

        Termination Fee:                Up to $175 million plus expenses

(a) Based on WAMU closing stock price of $53.25 on 3/5/97, the day prior to the announcement. Implied value is $50.40 based on WAMU closing stock price of $56.00 on 5/20/97.
--------------------------------------------------------------------------------
Washington Mutual [LOGO]             15                    GREAT WESTERN [LOGO]

COMBINATION CREATES STRENGTH AND SCALE
--------------------------------------------------------------------------------
($ in billions)

                                                      At 3/31/97
                                        --------------------------------------
                                          WAMU           GWF         Pro Forma
                                        --------       --------      ---------

Assets                                    $46.0         $42.9          $88.5

Deposits                                  $24.3         $28.2          $52.5

Market Capitalization at 3/5/97           $ 6.3         $ 6.2          $12.9

Banking and Lending Offices                 557           571          1,128(a)

Consumer Finance Offices                     --           502            502

Households (mm)                             1.5           2.4            3.9

Mutual Funds Under Management             $ 1.5         $ 3.1          $ 4.6

LTM(b) Single Family Mortgage
  Originations                            $10.1         $ 6.5          $16.6

LTM(b) Total Loan Originations            $14.1         $ 9.0          $23.1

(a) Before consolidations
(b) Latest twelve months
--------------------------------------------------------------------------------
[LOGO] Washington Mutual               16                   GREAT WESTERN [LOGO]

BENEFITS OF THE TRANSACTION
--------------------------------------------------------------------------------
PREMIER CONSUMER BANKING FRANCHISE
- Geographically diversified West Coast powerhouse
- National mortgage and consumer finance franchises

CREATES SHAREHOLDER VALUE
- EPS accretion and accelerated earnings growth
- Strong, low risk balance sheet

LOW RISK EXECUTION
- Strong management team with proven track record
- Thorough due diligence and business plan formulation
--------------------------------------------------------------------------------
[LOGO] Washington Mutual                 17                 GREAT WESTERN [LOGO]

--------------------------------------------------------------------------------

                             GREAT WESTERN MERGER:
                               A PREMIER CONSUMER
                               BANKING FRANCHISE


--------------------------------------------------------------------------------
[LOGO] Washington Mutual                                   GREAT WESTERN [LOGO]

STRONG WEST COAST AND FLORIDA FRANCHISES
--------------------------------------------------------------------------------


[MAPS OF THE WESTERN UNITED STATES AND FLORIDA SHOWING BRANCH LOCATIONS]



                         Deposits        Deposit
   State                 ($B)(a)         Share           Rank
------------             --------        -------         ----
California               $34.6            9.2%            3
Washington                 8.1           15.4%            2
Oregon                     2.8           10.0%            3
Florida                    7.1            4.0%            5
Other States               0.6            NA             NA




Source: SNL Securities
(a) June 30, 1996 deposit data updated for announced acquisitions through February 26, 1997.
--------------------------------------------------------------------------------
[LOGO] Washington Mutual                 19                 GREAT WESTERN [LOGO]

NATIONAL CONSUMER ORIGINATION FRANCHISE
--------------------------------------------------------------------------------


[MAP OF THE UNITED STATES SHOWING MORTGAGE LOAN OFFICES
 AND CONSUMER FINANCE LOCATIONS]


                        Mortgage        Consumer
                        Loan            Finance
   State                Offices         Locations
------------            --------        ---------
California              107              28
Washington               30               0
Oregon                   13               0
Florida                  20              35
Other States            123             439
                        ---             ---
  Total                 293             502
                        ===             ===


Great Western:
Black Box     - Retail Mortgage
Black Star    - Wholesale Mortgage
Shaded Box    - Aristar

Washington Mutual:
Bullet - Mortgage Loan Offices
--------------------------------------------------------------------------------
[LOGO] Washington Mutual                 20                 GREAT WESTERN [LOGO]

SINGLE FAMILY MORTGAGE LENDING LEADERSHIP
-------------------------------------------------------------------------------

         CALIFORNIA(a)

[BAR GRAPH]

BAC..........................8.8%
WAMU/GWF.....................6.7%   (WAMU = 4.8%, GWF = 1.9%)
GDW..........................3.0%
NOB..........................2.8%
AHM..........................2.7%

           WASHINGTON(b)

[BAR GRAPH]

WAMU/GWF....................16.5%  (WAMU = 14.6%, GWF = 1.8%)
NOB......................... 6.5%
BAC......................... 4.0%
MEL......................... 2.0%
CCR......................... 1.9%

(a) Source: TRW Redi for year ended 12/31/96.
(b) Source: RMS Information Services for year ended 12/31/96.

-------------------------------------------------------------------------------
[LOGO]  Washington Mutual            21                   GREAT WESTERN [LOGO]

SINGLE FAMILY MORTGAGE LENDING LEADERSHIP
-------------------------------------------------------------------------------

             OREGON(a)

[BAR GRAPH]

WAMU/GWF.....................11.4%   (WAMU=10.1%, GWF=1.3%)
NOB.......................... 5.9%
BAC.......................... 4.7%
MEL.......................... 3.2%
Premier Mortgage............. 2.5%

           WEST COAST ORIGINATIONS ($ B)(b)

[BAR GRAPH]

WAMU/GWF.....................$11.8   (WAMU=$9.1, GWF=$2.7)
BAC..........................$11.4
NOB..........................$ 4.9
GDW..........................$ 3.6
AHM..........................$ 3.2

(a) Source: RMS Information Services for year ended 12/31/96.
(b) Source: RMS Information Services and TRW Redi for year ended 12/31/96.

-------------------------------------------------------------------------------
[LOGO]  Washington Mutual               22                  GREAT WESTERN [LOGO]

STRONG BUSINESS LINE FIT
-------------------------------------------------------------------------------

-- CONSUMER LOAN PRODUCTS
   - Home Equity               [WASHINGTON MUTUAL LOGO]
   - Consumer Finance                                    [GREAT WESTERN LOGO]
   - Manufactured Housing      [WASHINGTON MUTUAL LOGO]
   - Auto/Other                [WASHINGTON MUTUAL LOGO]

-- NON-BANKING SERVICES
   - Mutual Funds              [WASHINGTON MUTUAL LOGO]  [GREAT WESTERN LOGO]
   - Annuities                 [WASHINGTON MUTUAL LOGO]  [GREAT WESTERN LOGO]
   - Securities Brokerage      [WASHINGTON MUTUAL LOGO]  [GREAT WESTERN LOGO]
   - Credit Insurance          [WASHINGTON MUTUAL LOGO]  [GREAT WESTERN LOGO]

-- BUSINESS BANKING PRODUCTS
   - Small Business Lending                              [GREAT WESTERN LOGO]
   - Business Checking                                   [GREAT WESTERN LOGO]
   - Community Banking         [WASHINGTON MUTUAL LOGO]

-- RETAIL BANKING PRODUCTS
   - Transaction Accounts      [WASHINGTON MUTUAL LOGO]  [GREAT WESTERN LOGO]
   - Certificates/Savings      [WASHINGTON MUTUAL LOGO]  [GREAT WESTERN LOGO]

-- MORTGAGE LENDING
   - Single Family             [WASHINGTON MUTUAL LOGO]  [GREAT WESTERN LOGO]
   - Residential Construction  [WASHINGTON MUTUAL LOGO]
   - Multi-Family              [WASHINGTON MUTUAL LOGO]
-------------------------------------------------------------------------------
[LOGO]  Washington Mutual              23                  GREAT WESTERN [LOGO]

--------------------------------------------------------------------------------



                             GREAT WESTERN MERGER:

                           SHAREHOLDER VALUE CREATION



--------------------------------------------------------------------------------
[LOGO] Washington Mutual                                  GREAT WESTERN[LOGO]

TESTED ASSUMPTIONS -- ATTRACTIVE RETURNS
-------------------------------------------------------------------------------

          Assumptions                                        Results
------------------------------                   ------------------------------

- Cost savings of $340                          - Double digit accretion
  million in 1999                                 in 1999

- Additional fee income           [ARROW]       - Strong operating
  of $88 million in 1999                          fundamentals

- Surplus capital                               - Maintains solid capital
  supports increased loan                         levels and flexibility
  retention
                                                - Strong NPA, loss
                                                  reserve ratios

-------------------------------------------------------------------------------

[LOGO] Washington Mutual               25                  GREAT WESTERN [LOGO]

EPS ACCRETION BASED ON DUE
DILIGENCED ASSUMPTIONS
--------------------------------------------------------------------------------

($ in millions, except per share data)          1997P      1998P      1999P
                                                -----      -----      -----
WAMU Estimated Net Income(a)                     $471       $556       $623
GWF Estimated Net Income(a)                       397        434        470
                                                -----     ------     ------
  Total Estimated Net Income                      868        990      1,093
  Net Income Available to Common                  847        987      1,093
Cost Savings                                        9        125        204
Fee Income Increases                                0         36         53
Incremental Net Interest Income                     0         68        148
                                                -----     ------     ------
  Estimated Combined Net Income                  $856     $1,216     $1,497
                                                =====     ======     ======
Stand Alone EPS                                 $3.84      $4.58      $5.13
Estimated Combined EPS(b)                                  $4.81      $5.90
  % Accretion to First Call                                 5.0%      15.0%
  % EPS Growth                                             25.3%      22.7%

(a) First Call estimates as of March 6, 1997 for 1997 and 1998 before preferred dividends. 1999 estimates based on IBES growth rate of 12% and 10.5% for WAMU and GWF.
(b) Based on 252.1mm pro forma shares outstanding in 1997, 253.1mm in 1998, and 253.8mm in 1999. EPS figures include 9.1mm GWF option shares. EPS accretion using option shares under the treasury stock method would be 6.3% and 16.6% in 1998 and 1999.
-------------------------------------------------------------------------------
[LOGO] Washington Mutual              26                   GREAT WESTERN [LOGO]

CONFIDENCE IN EXECUTION
--------------------------------------------------------------------------------

/ /     Unique experience as an acquiror (22 transactions)

/ /     Integration plan is underway

/ /     Deposit/mortgage servicing systems are the same

/ /     Network infrastructure is the same

/ /     WAMU partnerships with:
        o       IBM
        o       EDS
        o       ALLTEL

/ /     Track record of fully integrating within 6 months of close
-------------------------------------------------------------------------------
[LOGO] Washington Mutual              27                   GREAT WESTERN [LOGO]

ASB Integration: Case Study

---------------------------------------------------------------------------------------------

                            2/19/97:      4/7/97:                    6/2/97:      7/7/97:
                           Investment     Network      4/30/97:      Account      Network/
 7/22/96                   Portfolio     Technology     Sales/     Conversion      Branch
Announced     12/20/96:    Converted      Hardware     Employee     Materials    Technology
Definitive   Transaction    to WAMU     Installation   Training         to          Goes
Agreement      Closed       Platform       Began       Completed    Customers      Online


 7/24/96-       1/17/97    3/31/97:      4/14/97      5/17/97:      7/3/97:      8/6/97:
 12/15/96:       WAMU      Payroll/        Loan       Deposit       Deposit       Loan
Integration    Marketing    Human       Servicing     Systems       Account      Account
 Planning      Strategy    Resources       Test      Conversion    Conversion   Conversion
              Introduced    Systems                     Test
                in CA      Conversion
---------------------------------------------------------------------------------------------

[WASHINGTON MUTUAL LOGO]                28                 [GREAT WESTERN LOGO]

COST SAVINGS BREAKDOWN
--------------------------------------------------------------------------------

($ in millions)
                                                   % of GWF
                                           1999   Op. Exp(a)
                                          ------  ----------
Administration/Finance                      $65      51%
Lending                                      69      49
Corporate Operations                         96      43
Retail Banking                               99      27
Subsidiaries                                 11       7
                                           ----
  Total Pretax Cost Savings                $340
  Aftertax Cost Savings                    $204
Pretax Cost Savings as a % of:
  GWF Net Operating Expenses(b)                  38%
  Combined 1997 G&A(c)                           21%

(a) Based on GWF budgeted 1997 gross operating expenses.
(b) Net operating expenses are net of loan origination costs which are deferred and amortized over the life of the loans and various reimbursable costs.
(c) 1997 G&A net expense base of $900mm for GWF and $745mm for WAMU based on sampling of analyst reports.
-------------------------------------------------------------------------------
[LOGO] Washington Mutual               29                  GREAT WESTERN [LOGO]

COST SAVINGS BREAKDOWN
--------------------------------------------------------------------------------
($ in millions)

                                                                           1999
                                                                          Savings
                                                                          -------
CORPORATE ADMINISTRATION/FINANCE

-   Consolidation of duplicate functions/premises
    -    Corporate properties                                               $16
    -    Executive management                                                 7
    -    Corporate administrative staff                                      42
                                                                            ---
                                                                            $65
                                                                            ===

LENDING

-   Loan office consolidations (approximately 100(a)) and alignment of GWF's
    loan origination cost structure with WAMU's                             $52

-   Reduced servicing cost per loan                                          17
                                                                            ---
                                                                            $69
                                                                            ===

(a) Includes 38 loan offices already scheduled for closure by Great Western as part of its pre-merger plans.
--------------------------------------------------------------------------------
[LOGO]Washington Mutual                          30          GREAT WESTERN[LOGO]

COST SAVINGS BREAKDOWN
--------------------------------------------------------------------------------
($ in millions)

                                                                           1999
                                                                          Savings
                                                                          -------

CORPORATE OPERATIONS
-    Consolidation and implementation of WAMU technology platform           $50
-    Align GWF's cost of branch operations/economies of scale                26
-    Lower loan origination support and credit administration costs          20
                                                                            ---
                                                                            $96
                                                                            ===

CORPORATE MARKETING/RETAIL BANK
-    Retail branch consolidation (approximately 100)                        $50
-    Advertising synergies                                                   25
-    Duplicate staff functions                                               24
                                                                            ---
                                                                            $99
                                                                            ===

--------------------------------------------------------------------------------
[LOGO]Washington Mutual                        31          GREAT WESTERN[LOGO]

MERGER-RELATED CHARGES
FACILITATE COST SAVINGS
-------------------------------------------------------------------------------

($ in millions)

                Additional Loan Loss Reserves           $100

                Severance and Management Payments        145

                Facilities and Equipment                 106

                Other Expenses                            92
                                                        ----
                  Total Expenses                        $443

                Tax Effect                              (125)
                                                        ----
                  Aftertax Expenses                     $318
                                                        ====
-------------------------------------------------------------------------------

[LOGO] Washington Mutual             32                  GREAT WESTERN [LOGO]

CONSUMER BANKING FEE INCOME OPPORTUNITIES
--------------------------------------------------------------------------------

($ in millions)



                                                        1998            1999
                                                        ----            ----
  Checking fee parity with WAMU fees
        (existing accounts)                             $13             $13

  Implementation of WAMU free checking
        (new accounts) and cross-selling
        of related products                              30              52

  Improved sales/fees in securities
        subsidiaries                                     13              16

  Enhanced fees from expanded loan production             4               7
                                                        ---             ---

                Total Pretax                            $60             $88

                Total Aftertax                          $36             $53

--------------------------------------------------------------------------------

[LOGO] Washington Mutual                                  GREAT WESTERN [LOGO]

NET INTEREST INCOME GROWTH
--------------------------------------------------------------------------------

- Earnings retention results in strong capital growth

- Strong historical and projected loan originations create net loan growth

- Capital retention plus net loan growth at reasonable margins leads to increased net interest income

--------------------------------------------------------------------------------

[LOGO] Washington Mutual                                   GREAT WESTERN [LOGO]
                                       34

STRONG CAPITAL GENERATION AND GROWTH POTENTIAL
--------------------------------------------------------------------------------

($ in millions)


                                12/31/96        1997P       1998P       1999P
                                --------        -----       -----       -----
Beginning Combined Common
  Equity                                       $4,710      $5,026      $5,926

Pro Forma Net Income                              856       1,216       1,497

Aftertax Restructuring Charge                    (318)         --          --

Common Dividends @ 26% Payout                    (223)       (316)       (389)
                                ------         ------      ------      ------

  Ending Combined Common
    Equity                      $4,710         $5,026      $5,926      $7,034
                                ======         ======      ======      ======

                        Asset                   Excess Common Equity Above 5%
                    Growth Rate(a)                Common Equity/Assets Ratio
                    --------------              -----------------------------
                          8%                     $305        $827      $1,527
                         10%                      217         636       1,215
                         12%                      130         442         892
                         14%                       42         245         557



(a) Annual growth from 12/31/96 pro forma total assets of $87.4 billion

--------------------------------------------------------------------------------

[LOGO] Washington Mutual                                   GREAT WESTERN [LOGO]

STRONG ORIGINATION CAPABILITIES
--------------------------------------------------------------------------------
($ in billions)

                            TOTAL LOAN ORIGINATIONS
                                  [BAR GRAPH]


                WAMU        GWF     WAMU & GWF
                ----       -----    ----------
1995..........  $ 9.4      $9.7     $19.1
                                          +16%
1996..........  $13.6      $8.5     $22.1

96:Q1.........  $ 3.0      $1.7     $ 4.7
                                          +21%
97:Q1.........  $ 3.5      $2.2     $ 5.7

                              NET ORIGINATIONS(a)
                                  [BAR GRAPH]


                WAMU     GWF    WAMU & GWF
                -----   -----   ----------
1995..........  $6.5    $4.5      $11.0
1996..........  $9.2    $2.2      $11.4
96:Q1.........  $2.1    $0.3      $ 2.4
97:Q1.........  $2.5    $0.8      $ 3.3

(a) Total originations less REO transfers, prepayments and paydowns. Net originations are not reduced for loans sold.

--------------------------------------------------------------------------------
 Washington Mutual [LOGO]                36                 GREAT WESTERN [LOGO]

1997:Q1 - ATTRACTIVE TRENDS IN LOAN
          ORIGINATION MIX AT WAMU
--------------------------------------------------------------------------------

                                  [PIE CHART]                  [PIE CHART]
                                    1996:Q1                      1997:Q1
Single-family                        75.6%                        69.5%
Multi-family/CRE                      5.7%                         6.1%
Construction                          8.3%                         9.4%
Consumer                              9.2%                        10.7%
Commercial                            1.2%                         4.3%

--------------------------------------------------------------------------------
Washington Mutual [LOGO]                                   GREAT WESTERN [LOGO]

LOAN RETENTION DRIVES GROWTH IN
NET INTEREST INCOME
--------------------------------------------------------------------------------
($ in millions)

                                        1996A           1997P           1998P        1999P
                                       -------         -------         -------     --------

Combined Net Loan Growth                $7,011(c)       $6,600(d)      $11,000      $11,400


Street Expectations of Net Loan
  Growth(a)                                 --          $3,500         $ 3,600        3,800
                                                        ------         -------      -------
Net Loan Growth Above Street
  Expectations                              --          $3,100         $ 7,400      $ 7,600

Cumulative Average Net Loan
  Growth Above Street
  Expectations(b)                                                      $ 6,800      $14,300

(a) Assumes 4% asset (in loans) growth of combined companies.
(b) Equals 100% of prior years and 50% of current year.
(c) Combined net loan growth for 1996 was $11.8 billion before sales and securitization of $4.8 billion.
(d) Combined net loan growth for 1997: Q1 was $2.3 billion ($3.3 billion before sales of $1.0 billion) or approximately 35% of 1997P.
--------------------------------------------------------------------------------

[LOGO] Washington Mutual                                   GREAT WESTERN [LOGO]

INCREMENTAL NET INTEREST INCOME
--------------------------------------------------------------------

                                     1998                 1999
                                ----------------    ----------------
                                Average             Average
                                Balance    Yield    Balance    Yield
                                -------    -----    -------    -----
Incremental Loans                $6.8      7.25%(a)  $14.3     7.25%(a)
Incremental Liabilities           6.5      5.79       13.6     5.79
Incremental Capital(b)            0.3      0.00        0.7     0.00

Net Interest Income (Pretax)          $113                 $246
Net Interest Income (Aftertax)        $ 68                 $148
Net Interest Spread                   1.46%                1.46%
Net Interest Margin                   1.66%                1.72%

(a) Net yield after deducting origination, servicing and credit costs.
(b) Includes only the incremental capital supplied by Great Western acquisition.
-------------------------------------------------------------------------------
[LOGO] Washington Mutual                39                 GREAT WESTERN [LOGO]

1996 WAMU/ASB LOAN SPREADS
-------------------------------------------------------------------------------

                                                    Net Spread to
                                   % of               Wholesale
                                Production        Matched Funding(a)
                              -------------       ------------------
Residential Mortgage
  Fixed Rate                       27%                  1.25%
  COFI ARM's                       28                   1.35
  Treasury ARM's                   18                   1.73
  Multifamily                       4                   2.37
  Construction -- Custom            6                   1.91
  Construction -- Builder           4                   5.54

Consumer
  Home Equity                       5                   2.47
  Mfd Housing                       2                   2.54
  Other                             2                   3.54
  Business and Commercial
    Real Estate                     4                   2.29
                                  ---
    Total                         100%                  1.78%(b)

(a) Net spread after deducting origination, servicing and credit costs
(b) Equivalent margin estimated to be 15-30 bps higher depending on capital allocation.
--------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]                                    [GREAT WESTERN LOGO]
                                       40

                          1997: Q1 NET INTEREST SPREAD

                     ASB             WMB            WMI(a)
                     ---             ---            ------
Loan yield           7.45%           8.50%           7.98%

Deposit rate         4.69            3.98            4.38
                     ----            ----            ----
  Spread             2.76%           4.52%           3.60%

Loan yield           7.45%           8.50%           7.98%

Borrowing rate       5.65            5.44            5.62
                     ----            ----            ----
  Spread             1.80%           3.06%           2.36%


(a) WMI includes ASB, WMB, WMBfsb and WM Life as well as other subsidiaries and holding company activity

-------------------------------------------------------------------------------
[LOGO]  WASHINGTON MUTUAL              41                 [LOGO]  GREAT WESTERN

STRONG ASSET QUALITY AND RESERVES
----------------------------------------------------------------------------
($ in millions)



                                         At March 31, 1997
                        ---------------------------------------------------------
                        WAMU            GWF             Adjustments     Pro Forma
                        ----            ---             -----------     ---------

Non-Accrual             $240            $424                -             $664
Loans(a)

Real Estate Owned         94              77                -              171
                        ----            ----                              ----
    NPAs                $334            $501                -             $835
                        ====            ====                              ====

NPAs/Assets             0.73%           1.17%               -             0.94%

Loan Loss Reserves      $367            $321              $100            $788

Reserves/NPLs(a)         153%             76%               -              119%

(a) Excluding restructured loans
---------------------------------------------------------------------------------
Washington Mutual [LOGO]                                   GREAT WESTERN [LOGO]

A COMPELLING VALUATION
--------------------------------------------------------------------------------

                                                1997P      1998P      1999P
                                                -----      -----      -----
EPS Estimates Before Great Western(a)           $3.84     $4.58      $5.13

  P/E Multiple(b)                                14.6x     12.2x      10.9x

EPS Pro Forma for Great Western                            $4.81      $5.90

  P/E Multiple(b)                                          11.6x       9.5x

(a) First Call estimates as of March 6, 1997 for 1997 and 1998. 1999 based on IBES growth rate of 12%.
(b) Based on closing stock price of $56.00 on 5/20/97.
-------------------------------------------------------------------------------
[LOGO] Washington Mutual               43                  GREAT WESTERN [LOGO]

-----------------------------------------------------------------------------


                             A SUPERIOR ALTERNATIVE



-----------------------------------------------------------------------------
[LOGO]  Washington Mutual                                GREAT WESTERN [LOGO]

================================================================================


                           AHMANSON'S PROJECTIONS:
                             CONSTANTLY CHANGING,
                           UNREALISTIC ASSUMPTIONS
                          AND INCONSISTENT ANALYSIS


================================================================================
[LOGO] Washington Mutual              45                GREAT WESTERN [LOGO]

AHMANSON'S PROJECTIONS: CONSTANTLY CHANGING,
UNREALISTIC ASSUMPTIONS AND INCONSISTENT ANALYSIS
================================================================================

-   Ahmanson's forecasts are dependent on maintaining one of the lowest
                                                      -----------------
    consolidated tangible common equity ratios in the industry.
    -----------------------------------------------------------

- To keep its equity ratios from being even lower, Ahmanson's projections assume negative asset growth for the rest of the decade.
           -------------------------------------------------

    - Wall Street expects annual asset growth of 1% for Ahmanson and 3% for Great Western

    -   Wall Street EPS forecasts are premised on this asset growth

    - The required offset to negative asset growth is a combined pro forma net interest margin of approximately 20 bps over the level of Wall Street expectations

-   Ahmanson's EPS forecasts depend on massive share repurchases that leave
                                                                     -----
    little margin for error
    -----------------------

- Ahmanson's plan calls for the repurchase of 20% of the shares outstanding after the acquisition.

- Combined with Ahmanson's planned dividends, the repurchase program translates into a cash outlay of $3.2 billion over 9 quarters, an amount equal to 178% of the projected net income to common equity over the same time period and 125% of the cash net income to common equity


================================================================================
[LOGO] Washington Mutual              46                    GREAT WESTERN [LOGO]

AHMANSON'S MOST RECENT "REVISED"
ASSUMPTIONS ARE NOT CREDIBLE
================================================================================

($ in millions)
                         AHM Original    AHM Revised      WAMU
                           Proposal        Proposal    Transaction      Discussion
------------------------------------------------------------------------------------------------------------------------------------
Expense Savings             $404            $454          $340          AHM's sole advantage is 100 additional branch closures,
                                                                        an advantage that GWF believes is worth less than $50
                                                                        million. In all other respects, WAMU has an advantage by
                                                                        virtue of its superior and more compatible technology.

Revenue Synergies            --              $50           $88(a)       AMH (in direct contrast to WAMU) has provided no details on its revenue synergies and has no demonstrated ability to
                                                                        generate incremental revenues through a transaction.

Share Repurchase Amount     $2.0 bn         $2.8 bn         --          AHM's offer is predicted on massive cash outlays for the
                                                                        repurchase of stock.  These repurchases, combined with
                                                                        dividend payments, exceed even the forecast cash net
                                                                        income to common equity and would depress the company's
                                                                        capital ratios for years.  WAMU's forecasts contemplate
                                                                        no share buybacks and strong capital ratios.

(a) Includes fee income opportunities only.
================================================================================
[LOGO] Washington Mutual              47                    GREAT WESTERN [LOGO]

AHMANSON'S PROPOSAL RELIES ON IMPRUDENT LEVERAGE
-------------------------------------------------------------------------------
($ in millions)

                                                                                       Pro Forma December 31,
                                                                        ------------------------------------------------

                                                                             1997E           1998E           1999E
                                                                        --------------   --------------   -------------

WASHINGTON MUTUAL -- "PRUDENT LEVERAGE"(a)
        Tangible Assets(b)                                                   $95,220         $104,742        $115,216
        Tangible Common Equity(c)                                              4,671            5,636           6,810

        Tangible Common/Tangible Assets                                         4.91%            5.38%           5.91%

AHMANSON PROPOSAL -- "A LEVERAGED BUYOUT"(d)
        Tangible Assets                                                      $90,823         $ 90,767        $ 90,017
        Tangible Common Equity(c)                                              3,146            3,128           3,118

        Tangible Common/Tangible Assets(e)                                      3.46%            3.45%           3.46%

        Ahmanson Tangible Equity Required to
                Equal Washington Mutual's Ratio                              $ 4,455         $  4,884        $  5,321

        Change from Ahmanson Base                                              1,309            1,756           2,203



(a) Based on data presented in or underlying Washington Mutual's S-4 Registration Statement dated March 13, 1997 and recent transaction-related analyst presentations. See appendix for further details.
(b) Assumes 10% annual growth rate, for illustrative purposes.
(c) Tangible common equity equals common equity minus intangible assets.
(d) Based on data presented in Ahmanson's March 25, 1997 press release.
(e) In its March 25, 1997 press release, Ahmanson computes the ratio by deducting intangible assets on a tax-affected basis. The above ratios are shown using a more conventional method of deducting intangible assets prior to any tax effect.
-------------------------------------------------------------------------------
[LOGO] Washington Mutual               48                  GREAT WESTERN [LOGO]

AHMANSON'S CONSOLIDATED TANGIBLE COMMON EQUITY RATIO IS AMONG THE LOWEST IN THE INDUSTRY(a)
===============================================================================

---------------------------------------------------------------
Rank out of 93 institutions with more than $1 billion in assets
---------------------------------------------------------------


                                            Tangible Common/
Bottom 10 Institutions                      Tangible Assets
----------------------------              -------------------------------------
93.  Coastal Bancorp                              2.75%
-------------------------------------------------------------------------------
92.  H.F. AHMANSON                                3.31/3.46%(b)
-------------------------------------------------------------------------------
91.  Sterling Financial                           3.58
90.  Bank United Financial                        3.65
89.  Chevy Chase Bank                             3.80
88.  Sovereign Bancorp(c)                         3.88
87.  Webster Financial                            3.93
86.  FirstFed Financial                           4.63
85.  Bank United                                  4.79
84.  Coast Savings                                4.81


(a)  Source:  SNL Securities.  At December 31, 1996.
(b) Pro forma at 12/31/99 for acquisition of Great Western. Based on Ahmanson's March 25, 1997 press release.
(c)  Pro forma for acquisition of Bankers Corp.

================================================================================
[LOGO] Washington Mutual                 49                 GREAT WESTERN [LOGO]

                     FASTER PROJECTED PRO FORMA EPS GROWTH
-------------------------------------------------------------------------------

                                  [Bar Graph]

                                    WAMU/GWF
                                                               EPS Accretion/
                                   CAGR = 32%         EPS        (Dilution)
                                                     -----         -----
                      1997E..........................$3.40
                      1998E..........................$4.81           5%
                      1999E..........................$5.90          15%



                                  [Bar Graph]

                        AHM/GWF -- 3/25/97 PRESS RELEASE

                                   CAGR = 20%
                                                               EPS Accretion/
                                                      EPS        (Dilution)
                                                     -----         -----
                      1997E..........................$2.68
                      1998E..........................$3.13         (11)%
                      1999E..........................$3.97           2 %

-------------------------------------------------------------------------------
[LOGO] Washington Mutual                                   GREAT WESTERN [LOGO]

AHMANSON'S OFFER IS DILUTIVE TO REPORTED EPS THROUGH 1999
===============================================================================

                                           REPORTED EPS              CASH EPS
                                        ACCRETION/(DILUTION)    ACCRETION/(DILUTION)
                                        -------------------     --------------------
                                          1998E      1999E       1998E       1999E
                                        --------   --------     -------     --------
Ahmanson's Assumptions:
  3/25/97 Press Release                  (11.0)%     2.0 %        9.0 %      21.0%

  Adjusted for WAMU Capital Level(a)     (15.0)%    (5.0)%        3.0 %      11.0%

  Adjusted for Original Synergies(b)     (16.0)%    (5.0)%        4.0 %      14.0%

  Adjusted for WAMU Capital/
    Original Synergies(c)                (19.0)%   (11.0)%       (2.0)%       5.0%


(a) Tangible common equity ratio assumed to be equal to Washington Mutual's pro forma ratio. Share repurchases made at prices consistent with Ahmanson's March 25, 1997 press release (approximately 12.25x cash EPS). Assumes, for illustrative purposes only, that Ahmanson fully realizes its revised synergies. See appendix for further details.
(b) Assumes cost savings as presented on February 18, 1997 and no revenue enhancements. We believe this to be a more realistic synergy level. Share repurchases made at prices consistent with Ahmanson's March 25, 1997 press release (approximately 12.25x cash EPS). See appendix for further details.
(c) Assumes cost savings as presented on February 18, 1997 and no revenue enhancements and WAMU tangible common equity ratio. Share repurchase made at prices consistent with Ahmanson's March 25, 1997 press release (approximately 12.25x cash EPS). See appendix for further details.

===============================================================================
[LOGO] WASHINGTON MUTUAL               51                  GREAT WESTERN [LOGO]

--------------------------------------------------------------------------------



                                  THE WAMU/GWF

                                 COMBINATION IS

                             SIGNIFICANTLY STRONGER


--------------------------------------------------------------------------------
[LOGO] Washington Mutual                                    GREAT WESTERN [LOGO]

STRONGER WAMU CAPITAL/ASSET QUALITY -
LONG TERM DRAG ON AHM EARNINGS
--------------------------------------------------------------------------------

                                                WAMU/GWF                AHM/GWF
                                                 Merger                 Proposal
--------------------------------------------------------------------------------
Tangible Common Equity to Assets                4.55%(a)                3.46%(b)

Intangibles to Total Equity                        9%(a)                  58%(b)


NPAs to Assets(c)                               0.94%                   1.35%

Reserves to NPLs(c)(d)                           119%                     83%

High Risk Real Estate Loans to Loans(e)           11%                     22%


Tangible Common Equity to Assets
  With Equal Reserve to NPL Coverage            4.55%(a)                3.24%(b)

------------
(a) Pro forma at March 31, 1997. Reflects $318 million in after-tax restructuring charges.
(b) Projected at December 31, 1997 based on data presented in Ahmanson's March 25, 1997 press release.
(c)  Pro forma at March 31, 1997. NPL and NPA ratios exclude restructured loans.
(d)  Reflects $100 million increase in loan loss reserves.
(e) At December 31, 1996. Includes construction, multi-family, commercial real estate and land loans and REO/REI. Loans include REO/REI.
--------------------------------------------------------------------------------
[LOGO] Washington Mutual                53                  GREAT WESTERN [LOGO]

BETTER OPERATING PERFORMANCE(a)
--------------------------------------------------------------------------------
($ in millions)

                                              WAMU/GWF                AHM/GWF
                                               Merger                 Proposal
--------------------------------------------------------------------------------
Net Income                                    $1,497                  $  938
Cash Flow                                      1,556                   1,164

Return on Assets                                1.35%(b)                0.98%
Return on Common Equity                         23.1%                   11.7%

Cash Return on Tangible Common                  25.1%                   37.3%
Cash Return on Tangible Common -
  Equal Leverage(c)                             25.1%                   24.7%

(a) Projected results are for 1999 and are presented in Washington Mutual's S-4 registration statement dated March 13, 1997 and Ahmanson's press release dated March 25, 1997.
(b)  Assumes 10% asset growth rate, for illustrative purposes.
(c) Assumes Ahmanson's tangible common equity to tangible assets ratio increases to 5.91% (equal to Washington Mutual's) in 1999.
--------------------------------------------------------------------------------
[LOGO] Washington Mutual                54                  GREAT WESTERN [LOGO]

                   FAILURE TO ACHIEVE SYNERGIES HAS A GREATER
                        IMPACT ON THE AHMANSON PROPOSAL.
-------------------------------------------------------------------------------

                      1999E GAAP EPS ACCRETION/(DILUTION)
                      -----------------------------------

                                  [Bar Graphs]

         WAMU                                      AHM
         ----               ---------------------------------------------------
Base          15%           Base           2%           Base           2%
                    10%                         17%                         22%
50%            5%           50%          (15%)          50%          (20%)
Synergies(a)                Synergies                   Synergies/
                                                        WAMU Capital

(a) Includes expected cost savings and non-interest revenue enhancements.

-------------------------------------------------------------------------------
[LOGO] Washington Mutual               55                  GREAT WESTERN [LOGO]

                   FAILURE TO ACHIEVE SYNERGIES HAS A GREATER
                        IMPACT ON THE AHMANSON PROPOSAL
-------------------------------------------------------------------------------

                      1999E CASH EPS ACCRETION/(DILUTION)
                      -----------------------------------

                                  [Bar Graphs]

         WAMU                                      AHM
         ----               ---------------------------------------------------
Base          17%           Base          21%           Base          21%
                    10%                         16%                         25%
50%            7%           50%            5%           50%           (4%)
Synergies(a)                Synergies                   Synergies/
                                                        WAMU Capital

(a) Includes expected cost savings and non-interest revenue enhancements.

-------------------------------------------------------------------------------
[LOGO] Washington Mutual               56                  GREAT WESTERN [LOGO]

--------------------------------------------------------------------------------

                              THE WAMU TRANSACTION
                                IS THE BEST FOR
                                GWF SHAREHOLDERS

--------------------------------------------------------------------------------

[LOGO]  Washington Mutual                                  GREAT WESTERN [LOGO]

EPS PER GWF SHARE
--------------------------------------------------------------------------------

                                                                     AHM/GWF Merger
                                                     ------------------------------------------------
                                                                  Ahmanson Assumptions:
                                                     ------------------------------------------------
                                                                                        Adjusted for
                                    GWF      WAMU/                   Adjusted for       WAMU Capital/
                                  Stand-      GWF       3/25/97      WAMU Capital        Original
                                   Alone    Merger   Press Release     Level(a)         Synergies(b)
                                  ------    ------   -------------   -----------       --------------
Exchange Ratio                        --     0.90x        1.20x         1.20x              1.20x

1998E GAAP EPS per GWF Share       $3.09     $4.33        $3.76         $3.59             $3.41
  Percent Change(c)                            40%          22%           16%               10%

1999E GAAP EPS per GWF Share       $3.40     $5.31        $4.72         $4.40             $4.12
  Percent Change(c)                            56%          39%           30%               21%

1998E Cash EPS per GWF Share       $3.35     $4.56        $4.80         $4.50             $4.31
  Percent Change(c)                            36%          43%           34%               29%

1999E Cash EPS per GWF Share       $3.66     $5.55        $5.86         $5.36             $5.08
  Percent Change(c)                            51%          60%           47%               39%

Source: Prospective buyers' respective presentations to analysts.
(a) Tangible common equity ratio equal to Washington Mutual's pro forma ratio. Share repurchases made at prices consistent with Ahmanson's March 25, 1997 press release (approximately 12.25x cash EPS). Assumes, for illustrative purposes, that Ahmanson fully realizes its revised synergies. See appendix for further details.
(b) Assumes cost savings as presented on February 18, 1997 and no revenue enhancements and WAMU tangible common equity ratio. Share repurchases made at prices consistent with Ahmanson's March 25, 1997 press release (approximately 12.25x cash EPS). See appendix for further details.
(c) Relative to First Call mean estimates for 1998. 1999 assumes 10% EPS growth over 1998 First Call mean estimate. Cash EPS figures add back intangible amortization.

--------------------------------------------------------------------------------
[LOGO]  Washington Mutual              58                  GREAT WESTERN [LOGO]

--------------------------------------------------------------------------------



                             WAMU'S TRACK RECORD IS

                             SUPERIOR IN EVERY WAY




--------------------------------------------------------------------------------

[LOGO] Washington Mutual                                    GREAT WESTERN [LOGO]

SENIOR MANAGEMENT WITH MORE EXPERIENCE
--------------------------------------------------------------------------------

Name                               Position                               Tenure
----                               --------                               ------
Washington Mutual

Kerry K. Killinger         Chairman, President & CEO                    14 years

S. Liane Wilson            EVP, Corporate Operations                    12 years

Lee D. Lannoye             EVP, Corporate Administration & Credit        9 years

Deanna Oppenheimer         EVP, Corporate Marketing & Consumer Bank
                              Distribution                              12 years

William A. Longbrake(a)    EVP & CFO                                    15 years

Craig E. Tall              EVP, Corporate Development & Commercial
                              Banking                                   12 years

H.F. Ahmanson
Charles R. Rinehart        Chairman & CEO                                8 years

Bruce G. Willison          President & COO                               1 year

Kevin M. Twomey            Senior EVP and CFO                            4 years

Anne-Drue M. Anderson      EVP, Treasurer                                4 years

Carl Forsythe              EVP, Director of Personal Financial
                              Services                                   1 year

Madeleine A. Kleiner       EVP, General Counsel & Secretary              2 years

E. Nancy Markle            EVP                                           3 years


(a) Includes time served as CFO of the FDIC from March, 1995 to September, 1996.

--------------------------------------------------------------------------------
[LOGO]Washington Mutual                    60                GREAT WESTERN[LOGO]

GREATER ACQUISITION EXPERIENCE
--------------------------------------------------------------------------------


                                                               AGGREGATE
ANNOUNCEMENT                                    TYPE OF      CONSIDERATION    CONSIDERATION/       TYPE OF         IN MARKET/
   DATE                  TARGET               ACQUISITION       ($MM)           MARKET CAP      CONSIDERATION   MARKET EXTENSION
------------             ------               -----------    -------------    --------------    -------------   ----------------
WASHINGTON MUTUAL(a)
  09/96                  United Western         Whole           $   80                  3%           Cash           In Market
  06/96                  Keystone Holdings      Whole            1,647                 77            Stock          Extension
  03/96                  Utah Federal           Whole               15                  1            Stock          In Market
  10/95                  Western Bank           Whole              177                 10            Stock          Extension
  06/95                  Enterprise Bank(b)     Whole               24                  2            Stock          Extension
  07/94                  Olympus Capital        Whole               48                  4            Stock          Extension
  06/94                  Summit Bancorp         Whole               26                  2            Stock          In Market
  10/92                  Pacific First Bank     Whole              663                 81            Cash           In Market/
                                                                                                                    Extension
  08/92                  Pioneer Savings        Whole              170                 24            Stock          In Market
  09/91                  GNW Financial          Whole               68                 13          49% Cash/        In Market
                                                                                                   51% Stock
  11/90                  VanFed                 Whole               23                 13            Cash           In Market

AHMANSON(a)
  03/96                  First Interstate       Branch          $  206                  7%           Cash           In Market
  02/95                  Household Bank         Branch              53                  3            Cash           In Market
  09/94                  Western Federal Bank    RTC                87                  4            Cash           In Market
  01/93                  HomeFed                 RTC              N.A.               N.A.            Cash           In Market
  03/92                  County Bank of
                          Santa Barbara          RTC                 4                  0            Cash           In Market
  01/91                  Coast Federal Bank     Branch              20                  1            Cash           In Market
  04/90                  Home Savings Bank      Whole              292                 17            Stock          In Market


(a) Includes only branch acquisitions with more than $200 million of deposits or 10 branches.
(b) Acquired remaining 90.1% interest that it did not already own.
--------------------------------------------------------------------------------

[LOGO]Washington Mutual                                     GREAT WESTERN [LOGO]

SUPERIOR TOTAL RETURNS
-------------------------------------------------------------------------------
COMPOUNDED ANNUAL TOTAL RETURN(a)

                                  [BAR GRAPH]

                                       WAMU            AHM
                                       ----            ---
                        1 Year          54%             27%
                        3 Years         26%             23%
                        5 Years         27%             18%
                        10 Years ...... 24%              9%

(a) Stock price appreciation plus reinvestment of dividends. As of the respective periods ending December 31, 1996.
------------------------------------------------------------------------------
[LOGO] Washington Mutual               62                  GREAT WESTERN [LOGO]

LOWER LEVEL OF NPAs/
BETTER RESERVE COVERAGE(a)
------------------------------------------------------------------------------

                                  [BAR GRAPH]

                                Reserves/NPLs(b)
                                      WAMU(c)    AHM
                                      ------   --------
                          1993 ....   135%       50%
                          1994 ....   180%       50%
                          1995 ....   161%       43%
                          1996 ....   107%       50%
                          97:Q1....   110%       50%

                        NPAs + Restructured Loans/Assets
                                      WAMU(c)    AHM
                                      ------     ----
                          1993 ....   0.75%      2.09%
                          1994 ....   0.49%      1.79%
                          1995 ....   0.51%      2.20%
                          1996 ....   0.99%      2.07%
                          97:Q1....   0.93%      2.06%

(a) Reflects numbers as originally reported (prior to restatement for pooling transactions).
(b) NPLs including nonaccrual loans and restructured loans.
(c) Impacted in 1996 by American Savings Bank.

-------------------------------------------------------------------------------
[LOGO] Washington Mutual               63                 GREAT WESTERN [LOGO]

MORE CONSISTENT/FASTER GROWING EPS
AND DIVIDENDS(a)
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

                        RECURRING EPS(b)        DIVIDENDS PER SHARE
                         WAMU    AHM               WAMU    AHM
1993                     $2.30  -$1.73             $0.50   $0.88
1994                     $2.62   $1.73             $0.70   $0.88
1995                     $2.76   $1.47             $0.77   $0.88
1996                     $3.39   $1.90             $0.90   $0.88
97:Q1                    $0.92   $0.77
1997 Indicated(c)                                  $1.04   $0.88

(a) Reflects numbers as originally reported (prior to restatement for pooling transactions).

(b) Adjusted to exclude non-recurring items including gains on sales, restructuring charges, the SAIF recapitalization charge, one-time asset write-offs and preferred dividends. 1993 and 1996 Ahmanson figures adjusted to reflect tax rate of 40.0%
(c) Annualized from common dividends declared in the second quarter of $0.26 and $0.22, respectively.
-------------------------------------------------------------------------------
[LOGO] Washington Mutual                64                 GREAT WESTERN [LOGO]

FAST GROWING VS. DECLINING
TOTAL LOAN ORIGINATIONS
------------------------------------------------------------------------------
($ in billions)

                                  [Bar Graph]

                  WAMU                          Ahmanson
                  ----                          --------
           1994   $ 9.3                    1994    $10.3
           1995   $ 9.4                    1995    $ 6.4
           1996   $13.6                    1996    $ 5.5
        1997:Q1   $ 3.5                 1997:Q1    $ 1.1

------------------------------------------------------------------------------
[LOGO]  Washington Mutual                                 GREAT WESTERN [LOGO]

MORE "BANK-LIKE"/LOWER RISK
LOAN COMPOSITION
--------------------------------------------------------------------------------

                                    [PIE CHART]                 [PIE CHART]
                                WASHINGTON MUTUAL(a)            AHMANSON(b)
    Commercial                            1%                         >1%
    Commercial Real Estate               12%                         35%
    Consumer                             10%                          3%
    1-4 Family Residential(c)            77%                         62%

(a) At March 31, 1996.

(b) At March 31, 1996.

(c) Includes residential and other construction.
--------------------------------------------------------------------------------
[LOGO] Washington Mutual                                   GREAT WESTERN [LOGO]

MORE "BANK-LIKE" DEPOSIT COMPOSITION
--------------------------------------------------------------------------------

                                  [PIE CHART]
                                                           [PIE CHART]
                        WASHINGTON MUTUAL(a)               AHMANSON(b)

Total Term                      58%                         68%  (71%)
Total Savings + MMDA            29%                         22%  (22%)
Total Checking                  13%                         10%  (16%)

(a) At March 31, 1997. Includes deposits of American Savings Bank.

(b) At March 31, 1997. Approximately 3% of current checking deposits, 2% of current savings and MMDA deposits, and 2% of currrent term deposits are from the acquisition of 61 First Interstate branches. Acquired deposits totaled $2.5 billion, or approximately 7% current deposits. First Interstate data from analyst presentation on March 28, 1996. Parenthetical entries denote deposit composition prior to acquisition of First Interstate branches.
    ----------------------------------------------------------------------------
    [LOGO]Washington Mutual              67                 GREAT WESTERN [LOGO]

                               AHMANSON WILL HAVE
                              DIFFICULTY EXECUTING



[LOGO] Washington Mutual                                   GREAT WESTERN [LOGO]

INTEGRATION RISKS ARE VERY SUBSTANTIAL
WITH AN AHM/GWF COMBINATION
-------------------------------------------------------------------------------

- Elimination of Great Western name

- Hostile offer/antagonized employees

- Disruptive branch closures

  - Substantial deposit runoff

  - Customer losses

- Questionable systems capabilities

- Management's lack of integration experience

-------------------------------------------------------------------------------
[LOGO] Washington Mutual               69                  GREAT WESTERN [LOGO]

                                  CONCLUSIONS



[LOGO] Washington Mutual                                  GREAT WESTERN [LOGO]

GREAT WESTERN'S STRATEGIC ALTERNATIVES
------------------------------------------------------------------------------
         WAMU Merger                                    AHM Proposal
---------------------------------           ----------------------------------
- Strong growth and profitability           - Mediocre operating performance
- Attractive earnings and EPS               - Cash EPS growth, reported EPS
  growth                                      dilution
- Transaction economics:                    - Transaction economics:
  - Realistic cost cuts                       - Cost cutting
  - Fee income opportunities                  - Aggressive stock buyback
  - Loan retention
- Strong, low risk balance sheet            - Weak, high risk balance sheet
- Low risk integration                      - High risk integration
- Flexible strategic alternatives           - Unclear exit strategies
- Strong insider ownership                  - Low insider ownership
  (discipline)
- Strong diversified currency               - Increased CA thrift exposure
------------------------------------------------------------------------------
[LOGO] Washington Mutual                                  GREAT WESTERN [LOGO]

                            Washington Mutual, Inc.

[LOGO]                           Merger With                          [LOGO]

                      Great Western Financial Corporation

                          HIGH GROWTH CONSUMER BANKING

                                  May 22, 1997

--------------------------------------------------------------------------------




                                    APPENDIX




--------------------------------------------------------------------------------
[LOGO] Washington Mutual                                    GREAT WESTERN [LOGO]

CONSOLIDATED LOAN ORIGINATIONS
------------------------------------------------------------------------------
($ IN BILLIONS)

                                  [BAR GRAPH]

                     45% INCREASE                17% INCREASE

                                                  YTD          YTD
              1994      1995      1996          APR. 96      APR. 97
               9.3       9.4      13.6            4.3          5.0


------------------------------------------------------------------------------

[LOGO]  WASHINGTON MUTUAL              74                  GREAT WESTERN [LOGO]

WAMU Lending Activity
--------------------------------------------------------------------------------

        SFR Mortgage Activity(a)                Consumer Lending Activity(b)
            ($ in billions)                            ($ in millions)

              [BAR GRAPH]                                [BAR GRAPH]


          46% Increase    8% Increase             43% Increase     33% Increase
                        Apr. 96 Apr. 97                          Apr. 96 Apr. 97
1994    1995    1996      YTD     YTD     1994    1995    1996      YTD     YTD

$6.3    $6.8    $9.9     $3.2    $3.5     $839    $888    $1,268    $357    $476

-----------------
(a) Consolidated lending
(b) WMB and WMBfsb
--------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]               75                   [GREAT WESTERN LOGO]

WAMU CONSTRUCTION ACTIVITY
-------------------------------------------------------------------------------

                         BUILDER CONSTRUCTION ACTIVITY(a)         CUSTOM CONSTRUCTION ACTIVITY(a)
                                 ($ in millions)                         ($ in millions)
                        ----------------------------------      ----------------------------------
                                             20% INCREASE                           35% INCREASE
                                          ----------------                        ----------------

                          45% INCREASE      YTD      YTD          34% INCREASE      YTD      YTD
                        1994  1995  1996  Apr. 96  Apr. 97      1994  1995  1996  Apr. 96  Apr. 97
                        ----  ----  ----  -------  -------      ----  ----  ----  -------  -------
                        $329  $352  $510   $176     $211        $706  $584  $780   $185     $250

(a) WMB and WMB fsb
-------------------------------------------------------------------------------
[WASHINGTON MUTUAL LOGO]               76                  [GREAT WESTERN LOGO]

STRONG DEPOSIT SHARE IN ATTRACTIVE MARKETS(a)
--------------------------------------------------------------------------------



[BAR GRAPH]
                     California
-------------------------------------------------------------
BAC ..................................................  20.9%

WFC ..................................................  14.9%

WAMU/GWF .............................................   9.2%

AHM ..................................................   7.6%

UNBC .................................................   4.8%


[BAR GRAPH]
                     Washington
-------------------------------------------------------------
BAC ..................................................  22.8%

WAMU/GWF .............................................  15.4%

USBC .................................................  13.8%

KEY ..................................................  11.4%

WFC ..................................................   5.7%

Source: SNL Securities.
(a) June 30, 1996 deposit data updated for announced acquisitions through February 26, 1997.
--------------------------------------------------------------------------------
[LOGO] Washington Mutual                 77                GREAT WESTERN [LOGO]

STRONG DEPOSIT SHARE IN ATTRACTIVE MARKETS(a)
--------------------------------------------------------------------------------



[BAR GRAPH]
                        Oregon
-------------------------------------------------------------
USBC .................................................  32.6%

WFC ..................................................  18.4%

WAMU/GWF .............................................  10.0%

BAC ..................................................   9.3%

KEY ..................................................   8.6%


[BAR GRAPH]
                         Florida
-------------------------------------------------------------
BBI ..................................................  19.2%

FTU ..................................................  17.1%

NB ...................................................  12.1%

STI ..................................................  10.4%

WAMU/GWF .............................................   4.0%

Source: SNL Securities.
(a) June 30, 1996 deposit data updated for announced acquisitions through February 26, 1997.
--------------------------------------------------------------------------------
[LOGO] Washington Mutual                  78                [GREAT WESTERN LOGO]

AHMANSON'S PROJECTED COMBINED FINANCIAL DATA(a)
--------------------------------------------------------------------------------

($ in millions, except per share amounts; shares in millions)        1997E          1998E        1999E
--------------------------------------------------------------------------------------------------------

   Net Income Available to Common(b)                                  $  423        $  819        $  938
   Intangible Amortization                                                68           226           226
                                                                      ------        ------        ------
   Projected Cash Earnings Available to Common                        $  491       $ 1,045        $1,164

   Projected GAAP EPS                                                 $ 2.75        $ 3.13        $ 3.93
      % Pick-Up / (Dilution)                                             (10)%         (11)%           2%
   Projected Cash EPS                                                 $ 3.19        $ 3.99        $ 4.88
      % Pick-Up / (Dilution)                                               1%            9%           21%

   Cash Generated to Buy Back Common                                  $  386        $  845        $  978
   Additional Borrowings to Fund Buyback                                 359           320            38
                                                                      ------        ------        ------
   Total Buyback                                                      $  745        $1,165        $1,016
   Average Shares                                                        154           262           239

   Beginning Shares                                                      115           270           246
   Shares Issued                                                         174            12             1
   Shares Repurchased                                                     19            24            17
   Change in Common Stock Equivalents                                      0           (12)            0
                                                                      ------        ------        ------
   Ending Shares                                                         270           246           230
   Average Shares                                                        154           262           239


(a)  All data based on Ahmanson's March 25, 1997 press release.

(b)  1997 and 1998 are adjusted to exclude non-recurring items.
--------------------------------------------------------------------------------
[LOGO] Washington Mutual               79                   GREAT WESTERN [LOGO]

AHMANSON'S OFFER -- ORIGINAL SYNERGIES
--------------------------------------------------------------------------------

($ in millions, except per share amounts; shares in millions)        1997E          1998E          1999E
---------------------------------------------------------------------------------------------------------

Base Net Income Available to Common (a)                             $   417        $   773        $   874
Intangible Amortization (a)                                              68            226            226
                                                                    -------        -------        -------

Cash Earnings Available to Common                                   $   485        $   999        $ 1,100

Projected GAAP EPS                                                  $  2.71        $  2.96        $  3.66
   % Pick-Up / (Dilution)                                               (11)%          (16)%           (5)%
Projected Cash EPS                                                  $  3.15        $  3.82        $  4.61
   % Pick-Up / (Dilution)                                                 0%             4%            14%

Base Cash Generated to Buy Back Common (a)                          $   386        $   845        $   978
Change in Cash(b)                                                        (6)           (56)           (65)
Additional Borrowings to Fund Planned Buyback                           359            320             38
                                                                    -------        -------        -------
Revised Buy Back / (Issuance)                                       $   739         $1,119        $   951

Beginning Shares                                                        115            270            246
Shares Issued                                                           174             12              1
Shares Repurchased / (Issued)                                            19             24             17
Change in Common Stock Equivalents                                        0            (12)             0
                                                                    -------        -------        -------
Ending Shares                                                           270            246            229

Average Shares                                                          154            261            239
Calculated Share Repurchase Price                                   $ 39.57        $ 46.82        $ 56.45
   Multiple of Cash EPS                                                12.6x          12.3x          12.2x

Note: Assumes cost savings as presented on February 18, 1997 and no revenue enhancements. We believe this to be a more realistic synergy level. Share repurchases made at prices consistent with March 25, 1997 Ahmanson press release (approximately 12.25x cash EPS).

(a) Based on Ahmanson's March 25, 1997 press release. 1997 and 1998 are adjusted to exclude non-recurring items.
(b)   Net effect of dividends on additional shares issued and reduced synergies

--------------------------------------------------------------------------------
[LOGO] Washington Mutual                   80                GREAT WESTERN[LOGO]

AHMANSON'S OFFER -- WAMU CAPITAL/ORIGINAL SYNERGIES
--------------------------------------------------------------------------------

($ in millions, except per share amounts; shares in millions)        1997E          1998E          1999E
---------------------------------------------------------------------------------------------------------

Base Net Income Available to Common (a)                             $   417        $   773        $   874
Earnings on Additional Capital (b)                                       13             74             95
                                                                    -------        -------        -------

Revised Net Income to Common                                        $   430        $   847        $   969
Intangible Amortization (a)                                              68            226            226
                                                                    -------        -------        -------

Revised Cash Earnings Available to Common                           $   498        $ 1,073        $ 1,195

Projected GAAP EPS                                                  $  2.65        $  2.84        $  3.43
   % Pick-Up / (Dilution)                                               (13)%          (19)%          (11)%
Projected Cash EPS                                                  $  3.07        $  3.59        $  4.23
   % Pick-Up / (Dilution)                                                (2)%           (2)%            5 %

Base Cash Generated to Buy Back Common (a)                          $   386        $   845        $   978
Change in Cash (c)                                                        0             (5)            (9)
Additional Borrowings to Fund Planned Buyback                           359            320             38
Additional Capital Required (d)                                      (1,309)          (447)          (447)
                                                                    -------        -------        -------
Revised Buy Back / (Issuance)                                       $  (564)       $   713        $   561

Beginning Shares                                                        115            304            287
Shares Issued                                                           174             12              1
Shares Repurchased / (Issued)                                           (15)            16             11
Change in Common Stock Equivalents                                        0            (12)             0
                                                                    -------        -------        -------
Ending Shares                                                           304            287            276

Average Shares                                                          162            299            283
Calculated Share Repurchase Price                                   $ 38.57        $ 44.01        $ 51.78
   Multiple of Cash EPS                                                12.6x          12.3x          12.2x

Note: Assumes cost savings as presented on February 18, 1997 and no revenue enhancements and WAMU tangible common equity ratio. Share repurchases made at prices consistent with Ahmanson's March 25, 1997 press release (approximately 12.25x cash EPS).

(a) Based on Ahmanson's March 25, 1997 press release. 1997 and 1998 are adjusted to exclude non-recurring items.

(b)  Assumes 8% earnings rate and 40% tax rate.

(c) Net effect of earnings on additional capital, dividends on additional shares issued and reduced synergies.

(d) Additional capital required to equal Washington Mutual's projected capital ratios.

--------------------------------------------------------------------------------
[LOGO] Washington Mutual                   81               GREAT WESTERN [LOGO]

COMPARISON OF CAPITAL STRUCTURES
-------------------------------------------------------------------------------

($ in millions, except per share amounts; shares in millions)
                                                                1997E           1998E           1999E
                                                             --------------------------------------------
  WAMU/GWF
    Tangible Assets(a)                                         $95,220        $104,742        $115,216
    Tangible Common Equity                                       4,671           5,636           6,810
    Ending Primary Shares                                          242             243             244
    Tangible Book Value per Share                              $ 19.28        $  23.17        $  27.91

  AHM/GWF -- 3/25/97 Press Release
    Tangible Assets                                            $90,823        $ 90,767        $ 90,017
    Tangible Common Equity                                       3,146           3,128           3,118
    Ending Primary Shares                                          257             246             230
    Tangible Book Value per Share                              $ 12.22        $  12.72        $  13.59

  AHM/GWF -- Adjusted for WAMU Capital/Original Synergies(b)
    Tangible Assets                                            $90,823        $ 90,767        $ 90,017
    Tangible Common Equity(c)                                    4,455           4,884           5,321
    Ending Primary Shares                                          291             287             276
    Tangible Book Value per Share                              $ 15.33        $  17.03        $  19.25


(a)  Assumes 10% annual growth rate for illustrative purposes.
(b) Assumes cost savings as presented on February 18, 1997 and no revenue enhancements and WAMU tangible common equity ratio. Share repurchase made at prices consistent with Ahmanson's March 25, 1997 press release (approximately 12.25x cash EPS).
(c) Tangible common equity required to equal Washington Mutual tangible common equity ratio.
-------------------------------------------------------------------------------
[LOGO] Washington Mutual                                   GREAT WESTERN [LOGO]

                                       82